                                                                     EXHIBIT 4.1

                                     [LOGO]



                                 MONARCH BANCORP


INCORPORATED UNDER THE LAWS
  OF THE STATE OF CALIFORNIA                 SEE REVERSE FOR CERTAIN DEFINITIONS


                                                               CUSIP 609022 20 7


This Certifies that





is the record holder of

  FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, NO PAR VALUE, OF




transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK


Dated: ________________

COUNTERSIGNED AND REGISTERED:
 U.S. STOCK TRANSFER CORPORATION                           CHAIRMAN OF THE BOARD
          (GLENDALE, CA)
     TRANSFER AGENT AND REGISTRAR
                                     [SEAL]
By



Authorized Signature

                                                                  Secretary

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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- ...............Custodian...............
    TEN ENT -- as tenants by the entireties                                     (cust)                 (MINOR)
    JT TEN  -- as joint tenants with right of                              Under Uniform Gift to Minors
               survivorship and not as tenants                             Act ...............................
               in common.                                                                  (State)
                                                      UNIF TRF MIN ACT  -- ...............Custodian (until age....)
                                                                               (cust)
                                                                           .............under Uniformed Transforms
                                                                              (Minor)
                                                                           To Minors Act..........................
                                                                                                 (State)

         ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

    FOR VALUE RECEIVED, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------------


                                       X
                                          ---------------------------------

                                       X
                                          ---------------------------------
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed




By
   -----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO
S.E.C. RULE 17Ad-15.